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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement of Barr Laboratories, Inc. on Form S-4 of our report dated August 6, 2001 appearing in the Annual Report on Form 10-K of Barr Laboratories, Inc. and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                      /s/ DELOITTE & TOUCHE LLP

                                      DELOITTE & TOUCHE LLP


Stamford, Connecticut
September 6, 2001